Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2098

 The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2021-1

 Supplement to the Prospectus

Effective February 16, 2021, TechnipFMC plc (ticker: FTI) has separated into two publicly traded companies, TechnipFMC plc and Technip Energies. As of February 16, 2021 (the "Distribution Date"), TechnipFMC shareholders as of February 17, 2021 (the "Record Date") will be eligible to receive, based on the expected distribution ratio, one Technip Energies share for every five TechnipFMC shares held, with delivery to be on February 23, 2021 (the “Payment Date”). Technip Energies intends to establish a sponsored American Depositary Receipt (“ADR”) program in the United States as of the Payment Date. Upon the establishment of the ADR program, the Portfolio will receive an ADR representing one share of Technip Energies for every five shares of TechnipFMC plc it owns. The Portfolio will continue to hold and buy shares of TechnipFMC plc and, after the establishment of the ADR program, will continue to hold and buy ADRs representing shares of Technip Energies.

Supplement Dated:  February 16, 2021